Dear Shareholder:

We are pleased to enclose the semi-annual report of the operations of MT Tax-Free Fund, Inc. for the six months ended June 30, 1998. The Fund's portfolio and related financial statements are presented within for your review.

As we end the first half of 1998, the 30-year Treasury bond descended to a record low yield of 5.59% spurred by the strength of the U.S. dollar and weakness in commodity prices. Asian turmoil has helped put the brakes on runaway growth in the U.S. economy, in the process restraining the Federal Reserve from tightening credit. At the same time, a worldwide flight to quality and a muscle-bound dollar have led investors directly into the U.S. Treasury market.

The strength of the dollar is helping bonds both directly and indirectly. Dollar-denominated securities are more attractive and at the same time widening the trade deficit. Cheap foreign goods have helped keep inflation in check.

On the other hand, it is easy to imagine a sudden jolt of bad news. Unexpected increases in companies labor costs or fighting in the Middle East would send inflation higher. The latest Consumer Price Index figures increased at a 2.7% annual rate over the last six months, up from a 1.9% rate in the prior six months.

The MT Tax-Free Fund, Inc. began the year at $10.16 and then closed the six month period at $10.08. The MT Tax-Free Fund, Inc. utilized a partial hedge in early 1998 to minimize the effects of strong economic growth. Stability of share price is the primary objective of a partial hedge.

The Fund continues to invest in high-grade Montana tax-exempt bonds. Issues purchased in the primary and secondary market remain an important strategy in diversification for the Fund.

Income exempt from federal and Montana income taxes with preservation of capital remain the chief objectives of the Fund.

Sincerely,




Monte L. Avery                            Robert E.Walstad
Chief Portfolio Strategist                President


Terms & Definitions
-------------------

Average Annual Total Return
A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Consumer Price Index
A commonly used measure of inflation: it does not represent an investment return.

Contingent Deferred Sales Charge (CDSC)
A charge applied at the time of the redemption of which assumes redemption at the end of the period.

Coupon Rate or Face Rate
The rate of interest annually payable based on the face amount of the bond; expressed as a percentage.

Lehman Brother's Municipal Bond Index
An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
Actual (or estimated) price at which a bond trades in the market place.

Maturity
A measure of the term or life of a bond in years. When a bond "matures", the issuer repays the principal.

Net Asset Value (NAV)
The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Quality Ratings
A designation assigned by independent rating companies to give a relative indication of a bonds credit worthiness. "AAA", "AA" and "A" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

PERFORMANCE AND COMPOSITION
---------------------------

Portfolio Ratings
(based on Total Long-Term Investments)
--------------------------------------
[pie chart]
AAA                     48.4
AA                      16.9
A                       13.8
BBB                     12.9
NR                       8.0

Quality ratings reflect the financial strength of the issuer. They are Assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate Quality for the portfolio by ND Money Management, Inc., the investment advisor.

Portfolio Market Sectors
(as a % of Net Assets)
------------------------
[pie chart]
I-Industrial            30.0
HC-Health Care          26.3
H-Housing               20.2
S-School                 9.8
O-Other                  5.2
T-Transportation         4.2
WS-Water/Sewer           2.9
GO-General Obligation    1.4

Market sectors are breakdowns of the Fund's portfolio holdings into specific Investment classes.

COMPARATIVE INDEX GRAPH
-----------------------
[line graph]
             Comparison of change in value of a $10,000 investment in the Montana Tax-Free Fund and the Lehman Bros. Municipal Bond Index

             Montana Tax-Free Fund    Montana Tax-Free Fund     Lehman Bros
             w/o CDSC                 w/ max applicable CDSC    Municipal Bond
                                                                Index
             -----------------------------------------------------------------
8/12/1993    $10,000                  $10,000                   $10,000
1993         $10,268                   $9,868                   $10,363
1994         $10,093                   $9,718                   $9,828
1995         $11,390                  $11,090                   $11,544
1996         $12,019                  $11,819                   $12,055
1997         $12,736                  $12,636                   $13,164
06/30/98     $12,937                  $12,837                   $13,518

Average Annual Total Returns
----------------------------

                        For periods ending June 30, 1998
                                                             Since Inception
                      1 year                5 year             Aug.12, 1993
 ----------------------------------------------------------------------------
Without CDSC          4.59%                 NA                     5.41%
With CDSC              .60%                 NA                     5.25%
----------------------------------------------------------------------------

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market whereas the Fund concentrates its investments in Montana municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. Returns are historical and are not a guarantee of future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

Key Statistics
--------------

12-31-97 NAV(share value)           $10.16
06-30-98 NAV                        $10.08
Average Maturity                     22.9 years
Number of Issues                     69
Total Net Assets                    $54,548,882


Schedule of Investments  June 30, 1998

Name of Issuer
Percentages represent the market value of each investment
category to total net assets
                                                                    Rating     Coupon             Principal    Market
                                                                  Moody's/S&P  Rate    Maturity   Amount       Value
---------------------------------------------------------------------------------------------------------------------
MONTANA MUNICIPAL BONDS (97.1%)

Anaconda-Deer River Cty., MT (Arco) Solid Waste Facs. Rev.           A/A       6.375%  10/01/16   $1,500,000   $1,624,905
Billings, MT  Multifamily Hsg. Devl. Ref. Rev. 97A GNMA              Aaa/NR    5.550   12/01/32    2,500,000    2,558,200
Billings, MT Tax Increment Urban Renewal Ref.                        Baa/NR    7.100   03/01/08      650,000      704,912
Flathead Municipal Airport Auth. (Glacier Park)                      NR/NR     6.300   06/01/17    2,190,000    2,277,009
Forsyth, MT (Montana Power) Pollution Control Rev. MBIA              Aaa/AAA   5.900   12/01/23      600,000      639,300
*Forsyth, MT (Montana Power) Pollution Control Rev. MBIA             Aaa/AAA   6.125   05/01/23    1,410,000    1,545,289
Forsyth, MT (Montana Power) Pollution Control Rev. Ref.              Baa-1/A-  6.125   05/01/23    1,220,000    1,310,902
Forsyth, MT (Montana Power) Pollution Control Rev. Ref.              Baa-1/A-  5.900   12/01/23      300,000      313,281
Forsyth, MT (Montana Power) Pollution Control Rev. Ref. AMBAC        Aaa/AAA   6.125   05/01/23    4,250,000    4,657,787
Forsyth, MT (Montana Power) Pollution Control Rev. Ref. AMBAC        Aaa/AAA   5.900   12/01/23      225,000      239,738
*Forsyth, MT (Puget Sound) Pollution Control Rev. AMBAC              Aaa/AAA   7.050   08/01/21      750,000      825,960
*Forsyth, MT (Puget Sound) Pollution Control Rev. AMBAC              Aaa/AAA   6.800   03/01/22      565,000      624,528
Forsyth, MT (Puget Sound) Pollution Control Rev. MBIA                Aaa/AAA   5.875   04/01/20      540,000      572,891
*Great Falls, MT Water & Sewerage Rev. FGIC                          Aaa/AAA   6.400   08/01/12      300,000      328,107
Hamilton, MT (Valley View Estates) Nursing Home Rev.                 NR/NR     7.250   05/01/26      250,000      271,835
Lewis & Clark Cty., MT Solid Waste Facs. Rev.                        A/NR      6.100   10/01/14      250,000      274,563
Lewis & Clark MT Environmental Rev. Asarco Proj.                     Baa/BBB   5.600   01/01/27    2,300,000    2,350,439
Lewistown, MT Water Syst. Rev.                                       NR/NR     5.700   07/01/15      435,000      468,034
Lewistown, MT Water Syst. Rev.                                       NR/NR     5.700   07/01/16      460,000      495,075
MT (Broadwater Power) Coal Severance Tax Ref.                        A-1/AA-   6.875   12/01/17      445,000      483,368
MT Board of Hsg., Multifamily Mrtge. FHA                             Aa/NR     6.150   08/01/26      450,000      458,829
MT Board of Hsg., Single Family Mrtge.                               Aa/AA     6.150   06/01/30    1,245,000    1,271,332
MT Board of Hsg., Single Family Program                              Aa/AA+    6.250   12/01/17    2,395,000    2,486,992
MT Board of Hsg., Single Family Program                              Aa/AA+    6.350   06/01/27    1,260,000    1,304,037
MT Board of Hsg., Single Family Program                              Aa/AA+    6.550   12/01/25       75,000       77,843
MT Board of Hsg., Single Family Program                              Aa/AA+    6.400   12/01/35      490,000      507,821
MT Board of Hsg., Single Family Program                              Aa/AA+    6.400   12/01/27      305,000      314,650
MT Board of Hsg., Single Family Program                              Aa/AA+    6.500   12/01/32       90,000       94,478
MT Board of Hsg., Single Family Program                              Aa/AA+    6.100   12/01/24      645,000      651,727
MT Board of Hsg., Single Family Program                              Aa/AA+    6.300   06/01/08      205,000      215,369
MT Board of Hsg., Single Family Program                              Aa/AA+    6.750   12/01/14      190,000      203,722
MT Board of Hsg., Single Family Program                              Aa/AA+    6.900   06/01/25       80,000       84,413
MT Board of Hsg., Single Family Program                              Aa/AA+    6.700   12/01/26      285,000      302,054
MT Board of Hsg., Single Family Program FHA                          Aa/AA+    5.450   06/01/27      500,000      487,840
MT Board of Invmts.  (Workers Compensation) MBIA                     Aaa/AAA   6.875   06/01/11      200,000      218,344
MT Board of Invmts.  (Workers Compensation) Ref.                     Aaa/AAA   6.875   06/01/20      145,000      159,777
MT Board of Invmts.  (Workers Compensation) Ref. Escrowed            Aaa/AAA   6.875   06/01/20       85,000       94,012
MT Board of Invmts.  (Workers Compensation) Ref. Escrowed            Aaa/AAA   6.875   06/01/20      270,000      298,625
MT Hgr. Educ. Student  Assistance Corp. Rev.                         A/NR      6.500   12/01/12      250,000      270,985
MT Hgr. Educ. Student  Assistance Corp. Rev.                         A/NR      6.500   12/01/14      500,000      547,090
MT Hlth. Facs. Auth.  (Big Horn Hosp.) Rev.                          A/NR      5.100   02/01/18      300,000      298,665
MT Hlth. Facs. Auth.  (Billings Clinic Deaconess) Rev. AMBAC         Aaa/AAA   5.250   02/15/20    1,700,000    1,708,092
MT Hlth. Facs. Auth.  (Bozeman Deaconess) Rev. Ref.                  NR/A+     5.750   06/01/08      100,000      107,082
MT Hlth. Facs. Auth. (Lewis & Clark Nursing Home) Rev.               A/NR      5.100   02/01/18      350,000      348,443
MT Hlth. Facs. Auth. (Lewis & Clark Office Proj.) Rev.               A/NR      5.100   02/01/18      150,000      149,333
MT Hlth. Facs. Auth. (Master  Loan Program) Rev.                     A/NR      6.400   10/01/14      450,000      500,958
MT Hlth. Facs. Auth. (Missoula Community Medl. Ctr.) Rev.            NR/BBB-   6.375   06/01/18    1,830,000    1,944,265
MT Hlth. Facs. Auth. (Northern  MT Care Ctr.-Havre) Rev.             Baa-3/NR  6.350   09/01/15    1,000,000    1,059,550
MT Hlth. Facs. Auth. (Sisters  of Charity) Rev. MBIA                 Aaa/AAA   5.125   12/01/18    1,800,000    1,772,280
MT Hlth. Facs. Auth. (Sisters of Charity) Rev. MBIA                  Aaa/AAA   5.000   12/01/24      600,000      586,194
MT Hlth. Facs. Auth. (State Hospital) Hlth. Care Rev. AMBAC          Aaa/NR    5.000   06/01/18      840,000      818,336
MT Hlth. Facs. Auth. (State Hospital) Hlth. Care Rev. AMBAC          Aaa/NR    5.000   06/01/22    1,525,000    1,500,188
MT Hlth. Facs. Auth. Prerelease Ctr. Rev.                            NR/BBB+   5.600   10/01/17      750,000      761,415
MT State Hlth. Facs. Auth. (Mission Ridge) Rev.                      NR/NR     6.300   08/15/26      500,000      504,065
MT State Hlth. Facs. Auth. (Mission Ridge) Rev.                      NR/NR     7.000   08/15/26      195,000      210,840
MT State Hlth. Facs. Auth. (MT Devl. Ctr.) Rev.                      A/NR      6.300   06/01/14      500,000      555,300
MT State Hlth. Facs. Auth. (MT Devl. Ctr.) Rev.                      A/NR      6.400   06/01/19      930,000    1,040,754
MT State Hlth. Facs. Auth. (St. Patrick's) Rev. AMBAC                Aaa/AAA   6.625   09/01/12      195,000      212,876
MT State Univ. Rev. MBIA                                             Aaa/AAA   5.250   11/15/13    1,165,000    1,199,624
*MT State Univ. Rev.MBIA                                             Aaa/AAA   5.625   11/15/25    1,000,000    1,055,850
MT State Univ. Rev. MBIA                                             Aaa/AAA   5.375   11/15/21    1,000,000    1,029,280
Phillips Cty., MT Eastern School  Dist. #14 School Bldg. G.O. MBIA   Aaa/AAA   5.600   07/01/16      155,000      161,174
Phillips Cty., MT Eastern School  Dist. #14 School Bldg. G.O. MBIA   Aaa/AAA   5.600   07/01/15      145,000      150,825
Phillips Cty., MT Eastern School  Dist. #14 School Bldg. G.O. MBIA   Aaa/AAA   5.600   07/01/17      165,000      171,687
Phillips Cty., MT H School  Dist. #A School Bldg. G.O. MBIA          Aaa/AAA   5.600   07/01/15      290,000      301,649
*Richland Cty., MT (MDU) Pollution Control Rev. FGIC                 Aaa/AAA   6.650   06/01/22      600,000      667,908
Silver Bow (Butte-Silver Bow)  Water Syst. Rev. FGIC                 Aaa/AAA   6.500   11/01/14      275,000      303,020
University of MT Fac. Impvt. Rev. MBIA                               NR/AAA    5.000   05/15/21      650,000      644,059
University of MT Fac. Impvt. Rev. MBIA                               NR/AAA    5.000   05/15/17      600,000      593,778
                                                                                                               ----------
TOTAL MONTANA MUNICIPAL BONDS (COST: $50,941,993)                                                            $ 52,973,553
                                                                                                               ----------
SHORT-TERM SECURITIES (2.2%)
Federated Tax-Free Trust #73                                                                                 $    273,119
Federated Intermediate Municipal Trust #78                                                                        903,395
                                                                                                               ----------
TOTAL SHORT-TERM SECURITIES (COST:  $1,173,119)                                                              $  1,176,514
                                                                                                               ----------
TOTAL INVESTMENTS IN SECURITIES (COST: $52,115,112 )                                                         $ 54,150,067
OTHER ASSETS LESS LIABILITIES                                                                                $    398,815
                                                                                                               ----------
NET ASSETS                                                                                                   $ 54,548,882
                                                                                                               ==========

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.

Financial Statements June 30, 1998

Statement of Assets and Liabilities June 30, 1998 (Unaudited)
-------------------------------------------------------------

ASSETS
     Investments in securities, at value (cost: $52,115,112)             $    54,150,067
     Accrued dividends receivable                                                  7,948
     Accrued interest receivable                                                 574,733
     Receivable for fund shares sold                                             130,279
     Prepaid Expenses                                                              2,815
                                                                          --------------
        Total Assets                                                     $    54,865,842
                                                                          --------------

LIABILITIES
     Bank overdraft                                                      $        12,397
     Dividends payable                                                           219,812
     Accrued expenses                                                             64,580
     Payable for fund shares redeemed                                             20,171
                                                                          --------------
        Total Liabilities                                                $       316,960
                                                                          --------------

NET ASSETS                                                               $    54,548,882
                                                                          ==============

Net assets are represented by:
     Capital stock outstanding, at par                                   $         5,414
     Additional paid-in capital                                               53,696,562
     Accumulated undistributed net realized gain(loss) on investments         (1,188,049)
     Unrealized appreciation on investments                                    2,034,955
                                                                           -------------
          Total amount representing net assets applicable to
           5,414,247 outstanding shares of $.001 par value
          common stock (200,000,000  shares authorized)                  $    54,548,882
                                                                           =============

Net asset value per share                                                $         10.08
                                                                           =============

Statement of Operations for the six months ended June 30, 1998 (Unaudited)

INVESTMENT INCOME
    Interest                                                             $     1,387,016
    Dividends                                                                     37,885
                                                                           -------------
         Total Investment Income                                         $     1,424,901
                                                                           -------------
EXPENSES
    Investment advisory fees                                             $       133,569
    Distribution (12b-1 fees)                                                    129,170
    Custodian fees                                                                 3,775
    Transfer agent fees                                                           32,090
    Accounting service fees                                                       24,932
    Professional fees                                                              3,425
    Reports to shareholders                                                        1,086
    Directors fees                                                                 1,887
    Transfer agent out of pockets                                                  3,707
    License, fees, and registrations                                               2,200
                                                                           -------------
        Total expenses                                                   $       335,841
                                                                           -------------
NET INVESTMENT INCOME                                                    $     1,089,060
                                                                           -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions                                             $        (9,395)
     Futures transactions                                                       (232,907)
     Net change in unrealized appreciation (depreciation) of:
     Investments                                                                (192,877)
     Futures                                                                     128,949
                                                                           -------------
     Net Realized And Unrealized Gain (Loss) on Investments
        and Futures                                                      $      (306,230)
                                                                           -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $       782,830
                                                                           =============

The accompanying notes are an integral part of these financial statements.

Financial Statements June 30, 1998

Statement of Changes in Net Assets for the six months ended June 30, 1998 and the year ended December 31, 1997
-------------------------------------------------------------------------

                                                                              For the Six
                                                                              Months Ended
                                                                              June 30,1998      For The Year Ended
                                                                              (Unaudited)        December 31,1997
                                                                              ------------------------------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income                                                      $     1,089,060     $     1,851,889
    Net realized gain (loss) on investment and futures transactions                   (242,302)           (982,732)
    Net unrealized appreciation (depreciation) on investments
    and futures                                                                        (63,928)          1,540,031
                                                                               ------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Operations       $       782,830     $     2,409,188
                                                                               ------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income                                       $    (1,089,060)    $    (1,851,889)
    Distributions in excess of net investment income                                         0                   0
    Tax return of capital distributions                                               (129,170)           (157,457)
    Distributions from net realized gain on investment
    and futures transactions                                                                 0                   0
                                                                               ------------------------------------
         Total Dividends and Distributions                                     $    (1,218,230)    $    (2,009,346)
                                                                               ------------------------------------
 CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                               $     8,096,841     $    13,656,561
    Proceeds from reinvested dividends                                                 799,979           1,323,734
    Cost of shares redeemed                                                         (1,661,641)         (2,434,008)
                                                                               ------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Capital
            Share Transactions                                                $     7,235,179     $    12,546,287
                                                                               ------------------------------------
 TOTAL INCREASE IN NET ASSETS                                                  $     6,799,779     $    12,946,129

 NET ASSETS, BEGINNING OF PERIOD                                                    47,749,103          34,802,974
                                                                               ------------------------------------
 NET ASSETS, END OF PERIOD                                                     $    54,548,882     $    47,749,103
                                                                              ====================================

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements June 30, 1998 (Unaudited)

Note 1.      ORGANIZATION

Montana Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on April 15, 1993 and commenced operations on August 12, 1993. The Fund's objective is to provide as high a level of current income exempt from federal and Montana income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of Montana tax-exempt securities.

Shares of the Fund are offered with no initial sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued at fair value as determined by ND Money Management, using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers and general market conditions. ND Money Management may employ a matrix system to determine valuations. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Federal and state income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at June 30, 1998, a net capital loss carryforward totaling $1,074,696, which may be used to offset capital gains realized during subsequent years through December 31, 2005.


Distributions to shareholders -Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications - Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.      CAPITAL SHARE TRANSACTIONS

As of June 30, 1998, there were 200,000,000 shares of $.001 par authorized; 5,414,247 and 4,699,453 were outstanding at June 30, 1998 and December 31, 1997, respectively.

Transactions in capital shares were as follows:

                                                                Shares
                                                  ------------------------------
                                                  For The Six
                                                  Months Ended   For The Year
                                                  June 30, 1998     Ended
                                                  (Unaudited)  December 31, 1997
                                                  ------------------------------
       Shares sold                                   800,463        1,353,198
       Shares issued on reinvestment of dividends     79,171          131,160
       Shares redeemed                              (164,840)        (241,624)
                                                  ------------------------------
       Net increase                                  714,794        1,242,734
                                                  ==============================

Note 4.      INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer and accounting services agent, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $133,569 of investment advisory fees after partial waiver for the six months ended June 30, 1998. The Fund has a payable to ND Money Management, Inc. of $24,054 at June 30, 1998 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund shall pay to ND Capital, Inc. (Capital), its principal underwriter, an annual fee for certain expenses incurred by Capital in connection with the distribution of the Fund's shares. The annual fee paid to Capital under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund has recognized $129,170 of 12b-1 fee expenses after partial waiver for the six months ended June 30, 1998. The Fund has a payable to Capital of $23,359 at June 30, 1998 for 12b-1 fees. In addition, the Fund has engaged Capital as agent for the purchase of certain investment securities. For the six months ended June 30, 1998 commissions earned by Capital totaled $1,250 and are included in the cost basis of the securities acquired.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $32,090 of transfer agency fees for the six months ended June 30, 1998. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $24,932 of accounting service fees for the six months ended June 30, 1998.


Note 5.      INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $7,496,820, and $4,028,783, respectively, for the six months ended June 30, 1998.

Note 6.      INVESTMENT IN SECURITIES

At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $52,115,112, and the net unrealized appreciation of investments based on the cost was $2,034,955, which is comprised of $2,104,149 aggregate gross unrealized appreciation and $69,194 aggregate gross unrealized depreciation.


Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                                                                                              For the Period
                                                                    For The    For The    For The    For The  Since Inception
                                                     For the Six     Year       Year       Year       Year     (August 12,
                                                     Months Ended    Ended      Ended      Ended      Ended   1993) through
                                                    June 30, 1998   December   December   December   December  December 31,
                                                     (Unaudited)    31, 1997   31, 1996   31,1995    31,1994       1993
                                                     -----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  10.16       $ 10.07     $  10.04   $ 9.39    $ 10.07   $ 10.00
                                                     -----------------------------------------------------------------------
Income from Investment Operations:
     Net Investment Income                          $    .21       $   .46     $    .48   $  .51    $   .50   $   .19
     Net realized and unrealized gain (loss) on
     investment and futures transactions                (.05)           .13          .06      .67       (.66)      .09
                                                     ------------------------------------------------------------------------
         Total Income(Loss)From
         Investment Operations                      $    .16       $   .59     $    .54   $ 1.18    $  (.16)  $   .28
                                                     -----------------------------------------------------------------------
Less Distributions
     Dividends from net investment income           $  (.21)       $  (.46)    $   (.48)  $ (.51)   $  (.50)  $ (.19)
     Distributions in excess of net investment income   .00            .00          .00      .00        .00      .00
     Tax return of capital distributions               (.03)          (.04)        (.03)    (.02)      (.02)    (.01)
     Distributions from realized gains                  .00            .00          .00      .00        .00     (.01)
                                                     -----------------------------------------------------------------------
         Total Distributions                        $  (.24)       $  (.50)    $   (.51)  $ (.53)   $  (.52)  $ (.21)
                                                     -----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $ 10.08        $ 10.16     $  10.07   $10.04    $  9.39   $10.07
                                                     =======================================================================
Total Return                                        3.18%(A)(B)     5.96%(A)    5.52%(A)   12.85%(A) (1.70)%(A) 7.00%(A)(B)



Ratios/Supplemental Data:
     Net assets, end of period (in thousands)       $54,549        $47,749     $34,803    $24,055    $11,956   $5,235
     Ratio of net expenses (after expense assumption)
        to average net assets                        1.30%(B)       1.17%(C)    0.96%(C)   0.66%(C)   0.46%(C)  0.12%(B)(C)
     Ratio of net investment income to average net
        assets                                       4.22%(B)       4.51%       4.76%      5.11%      5.06%     4.84%(B)
     Portfolio turnover rate                         8.11%          7.91%       7.12%      7.39%     12.46%    26.05%


   (A)  Excludes contingent deferred sales charge of 4%.
   (B)  Ratio was annualized.
   (C) During the periods indicated above, ND Holdings, Inc. assumed expenses of $60,969, $98,321, $99,757, $87,483, and $21,944. If the expenses had not been assumed, the annualized ratio of total expenses to average net assets would have been 1.32%, 1.29%, 1.22%, 1.46% and 1.71%, respectively.

The accompanying notes are an integral part of these financial statements.